SIXTH AMENDMENT and consent TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) dated as of July 19, 2016, is made by and among RHINO ENERGY LLC, a Delaware limited liability company (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated July 29, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated April 18, 2013, as amended by that certain Second Amendment and Consent to Amended and Restated Credit Agreement dated March 19, 2014, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated April 28, 2015, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated March 17, 2016, and further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of May 13, 2016 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders consent under the Credit Agreement to, among other things, the sale of its subsidiary, The Elk Horn Coal Company, LLC, and agree to the application of the proceeds, all as set forth below.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement:

2.       Amendment to Credit Agreement

(a)       Defined Terms - New. Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in appropriate alphabetical order:

“Elk Horn” shall mean the Borrower’s Subsidiary, The Elk Horn Coal Company, LLC.

“Elk Horn Closing Net Proceeds” shall mean the cash proceeds received by the Loan Parties at the time of closing on the Elk Horn Purchase Agreement after deducting reasonable costs, expenses and other adjustments associated with such disposition of not more than $665,000.

“Elk Horn Letter of Intent” means that certain non-binding letter of intent, dated June 7, 2016, by and between the Borrower and Wexford.

“Elk Horn Purchase Agreement” shall mean the agreement to be entered into between the Borrower and Wexford for the purchase of one hundred percent (100%) of the equity interests of Elk Horn, which shall be on terms and conditions no less favorable than those set forth in the Elk Horn Letter of Intent and otherwise in form and substance reasonably acceptable to the Administrative Agent.

“Elk Horn Royalty” shall mean the $1,500,000 of royalty payments which may be payable in equal monthly installments to the Loan Parties subsequent to the sale of Elk Horn, all as contemplated by the Elk Horn Letter of Intent.

“Sixth Amendment Effective Date shall mean July 19, 2016.”

“Wexford” shall mean Wexford Capital LP or one or more of its affiliates.

(b)       Consent to Sale of Elk Horn. So long as there has been no sale, conveyance, assignment, lease, abandonment or other transfer or disposal of assets or assumption of liabilities between any of the Loan Parties and Elk Horn since December 31, 2015, the Required Lenders (i) consent to the sale of the equity interests in Elk Horn pursuant to the Elk Horn Purchase Agreement for a purchase price of at least $12,500,000 payable either as (A) Eleven Million Dollars ($11,000,000.00) at closing plus an Elk Horn Royalty of $1,500,000 or (B) Twelve Million Five Hundred Thousand Dollars ($12,500,000) at closing, notwithstanding the restrictions set forth in Section 8.2.7(vi) of the Credit Agreement and (ii) agree to release the liens and security interests of the Administrative Agent and the Lenders in the equity interests of Elk Horn and its assets upon the sale of the Elk Horn pursuant to the Elk Horn Purchase Agreement and the receipt of at least $11,000,000 of the purchase price, at closing, by the Loan Parties.

(c)       Reduction of Revolving Credit Commitments. In the event that Elk Horn is sold, notwithstanding the provisions of Section 2.12 of the Credit Agreement, the Revolving Credit Commitments shall be reduced (ratably among the Lenders in proportion to their Ratable Shares) as follows:

(i)       If the sale of Elk Horn includes the Elk Horn Royalty, then

(A)       by an amount equal to the greater of (1) the Elk Horn Closing Net Proceeds and (2) $10,335,000, immediately upon the sale of Elk Horn; and

(B)       $375,000 on each of the following dates: September 30, 2016; December 31, 2016; March 31, 2017 and June 30, 2017;

or

(ii)       If the sale of Elk Horn is for all cash paid at closing, then by an amount equal to the greater of (1) the Elk Horn Closing Net Proceeds and (2) $11,835,000, immediately upon the sale of Elk Horn.

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The reduction(s) in Revolving Credit Commitments shall be accompanied by a prepayment of the Notes, to the extent necessary, to cause the aggregate Revolving Facility Usage after giving effect to such prepayment to be equal to or less than the Revolving Credit Commitments as so reduced. For the avoidance of doubt, it is acknowledged and agreed that the contemplated commitment reduction(s) occurring as a result of the sale of Elk Horn do not reduce or in any way affect the Scheduled Reductions in Revolving Credit Commitments required by Section 2.12(iv) or Scheduled Equity Contributions required by Section 8.1.17.

(d)       Schedules. Upon the sale of Elk Horn, the Borrower shall submit, to the extent necessary, updated schedules to the Credit Agreement.

3.       Conditions Precedent. The Borrower acknowledges and agrees that this Amendment and the Administrative Agent and Lenders’ consent set forth in this Amendment are subject to the following conditions precedent as determined by the Administrative Agent to its satisfaction:

(a)       Execution and Delivery of Amendment. The Borrower, the Loan Parties, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.

(b)       Officer’s Certificate. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement, as amended by the modifications and additional representations and warranties of this Amendment, and in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof after giving effect to this Amendment, no Event of Default or Potential Default shall have occurred and be continuing or shall exist after giving effect to this Amendment; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, or Chief Financial Officer of the Borrower to each such effect.

(c)       Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i)       all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii)       the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

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(iii)       copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and certified by the appropriate state official where such document is filed in a state office (or, in the event that no change has been made to such organizational documents previously delivered to the Administrative Agent, so certified by the Secretary or Assistant Secretary of such Loan Party), together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.

(d)       Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents, including but limited to all documentation and information required by the regulatory authorities under applicable “know your customer”, anti-money laundering, and Patriot Act rules and regulations with respect to the Loan Parties, shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or its counsel may reasonably request.

4.       Representations and Warranties. By its execution and delivery of this Amendment to Administrative Agent, Borrower, and each of the other Loan Parties represents and warrants to Administrative Agent and Lenders as follows:

(a)       Authorization, Etc. Each Loan Party has duly authorized, executed, and delivered this Amendment.

(b)       Material Adverse Change. After giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)       Litigation. After giving effect to this Amendment, there are no actions, suits, investigations, litigation, or governmental proceedings pending or, to Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(d)       Loan Documents. The representations and warranties set forth in the Credit Agreement and the Loan Documents shall be true and correct on and as of the date of this Amendment after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties that relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Event of Default shall exist and be continuing under the Credit Agreement or under any Loan Document as of the date of this Amendment after giving effect to this Amendment.

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5.       Miscellaneous.

(a)       Full Force and Effect. Nothing contained herein shall operate to release the Borrower, any other Loan Party, or any other person or persons from their liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Credit Agreement or the other Loan Documents, except as expressly herein modified, and the Borrower and each other Loan Party hereby reaffirms that each and every provision, condition, obligation, and agreement in the Credit Agreement and the other Loan Documents shall continue in full force and effect, except as expressly herein modified. The Borrower and each other Loan Party acknowledge that there are no agreements to make any further amendments or modifications of the Credit Agreement and the Loan Documents, nor are the Administrative Agent and the Lenders under any obligation to make any further amendments or modifications to the Credit Agreement and the Loan Documents other than those changes expressly set forth in this Amendment. This Amendment shall not constitute or be construed as a waiver of any Event of Default or event which with the giving of notice or the passage of time or both would constitute an Event of Default by Borrower under any of the Loan Documents or any of the Administrative Agent’s or the Lenders’ rights and remedies with respect thereto. The validity, priority and perfection of all security interests and other liens granted or created by the Loan Documents is hereby acknowledged and confirmed, and the Loan Documents shall continue to secure the Loans, as amended by this Amendment, without any change, loss or impairment of the priority of such security interests or other liens.

(b)       Release of Administrative Agent and Lenders. The Borrower and each of the other Loan Parties hereby fully and unconditionally release and forever discharge the Administrative Agent and the Lenders, their employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the “Released Parties”) of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any of the other Loan Parties may now have or claim to have against the Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Amendment, the Credit Agreement, or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Obligations, the Loan or any of the Loan Documents. The obligations of the Borrower and the other Loan Parties under the Loan Documents and the Credit Agreement, as amended by this Amendment, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(i)       any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Credit Agreement, as amended by this Amendment, the Loan Documents or any document relating to or evidencing any of the Lender’s liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

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(ii)       any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any other Loan Party as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and the Credit Agreement, as amended by this Amendment.

(c)       Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise), but all of which together shall constitute one and the same instrument.

(d)       Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default, and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e)       Governing Law. This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f)       No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

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[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.

BORROWER:

RHINO ENERGY LLC, a Delaware limited liability company

By:	/s/ Richard A. Boone	(SEAL)
Name:	Richard A. Boone
Title:	Executive Vice President and CFO

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

BUCK COAL, INC.
CAM AIRCRAFT LLC
CAM-BB LLC
CAM coal trading LLC
CAM-COLORADO LLC
CAM-KENTUCKY REAL ESTATE LLC
CAM MINING LLC
CAM-ohio real estate LLC
CASTLE VALLEY MINING LLC
CLINTON STONE LLC
HOPEDALE MINING LLC
LEESVILLE LAND, LLC
MCCLANE CANYON MINING LLC
PENNYRILE ENERGY LLC
RAM PROCESSING, INC.
RHINO COALFIELD SERVICES LLC
RHINO EXPLORATION LLC
RHINO NORTHERN HOLDINGS LLC
RHINO OILFIELD SERVICES LLC
RHINO SERVICES LLC
RHINO TECHNOLOGIES LLC
RHINO TRUCKING LLC
SANDS HILL MINING LLC
SPRINGDALE LAND, LLC
TAYLORVILLE MINING LLC
THE ELK HORN COAL COMPANY, LLC
THE ELK HORN CORPORATION
TRIAD ROOF SUPPORT SYSTEMS LLC

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Title:	Executive Vice President and CFO of each
Guarantor listed above on behalf of each
such Guarantor

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RHINO RESOURCE PARTNERS LP

By:	Rhino GP LLC, its general partner

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Title:	Executive Vice President and CFO

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Christopher B. Gribble
Name:	Christopher B. Gribble
Title:	Senior Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A.

By:	/s/ Timothy C. Hintz
Name:	Timothy C. Hintz
Title:	Director

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.

By:	/s/ H. Fred Coble, Jr.
Name:	H. Fred Coble, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Bruce G. Shearer
Name:	Bruce G. Shearer
Title:	Senior Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Stephanie Micua
Name:	Stephanie Micua
Title:	Senior Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ David R. Garcia
Name:	David R. Garcia
Title:	Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Mary McElwain
Name:	Mary McElwain
Title:	Senior Vice President

[SIGNATURE PAGE – SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President